UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                November 3, 2006
                                ----------------
                Date of report (Date of earliest event reported)


                       UNIVERSAL INSURANCE HOLDINGS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        000-20848                65-0231984
-----------------------------     ------------------------  --------------------
(State or other jurisdiction      (Commission file number)  (IRS Employer
of incorporation or organization)                           Identification No.)

       1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
       ------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:    (954) 958-1200
                                                   ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01    Entry into a Material Definitive Agreement
             ------------------------------------------

On November 3, 2006, Universal Insurance Holdings, Inc. (the "Company") entered into a Note Purchase Agreement with Benfield Greig (Holdings), Inc. ("Benfield") to obtain a secured loan in the aggregate principal amount of $12,000,000 (the "Note Purchase Agreement"). In connection with the Note Purchase Agreement, the Company issued to Benfield a Secured Promissory Note (the "Note") containing usual and customary security terms. Interest on the Note will accrue at the market rate of 12.75% per annum ("Market Rate"). The outstanding principal is due in six monthly installments of $1,500,000 and a final seventh monthly installment of the remaining balance plus all accrued interest under the terms of the Note starting on January 31, 2007 and ending on July 31, 2007. An event of default will occur under the Note if the Company defaults in the payment of the Note or upon the occurrence of other typical default events.

In connection with the loan, the Company and its subsidiaries appointed Benfield Inc. as their reinsurance intermediary for all of their reinsurance placements for the year beginning on June 1, 2007.

In addition, if the Company and its subsidiaries fulfill their material obligations under their agreements with Benfield, on July 10, 2008, or before as events dictate, Benfield will refund to the Company and pay the difference between the interest actually paid using the Market Rate and the interest that would have been paid using a rate of 8.25% per annum.

The Company and its subsidiaries have agreed to accrue a loan processing and origination fee of $500,000 which Benfield shall forgive in full if the Company and its subsidiaries fulfill their material obligations under the agreements with Benfield but shall otherwise immediately become due and payable and subject to the terms of the security agreement securing the Note if the Company or its subsidiaries terminate or materially breach the agreements with Benfield.

ITEM 2.03    Creation of a  Direct  Financial  Obligation  or an Obligation
             --------------------------------------------------------------
             under an Off-Balance Sheet Arrangement of a Registrant
             ------------------------------------------------------

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Note Purchase Agreement and Note is incorporated by reference into this Item 2.03.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





      Date: November 9, 2006         UNIVERSAL INSURANCE HOLDINGS, INC.
            ----------------


                                     By:   /s/ Bradley I. Meier
                                           -----------------------------
                                           Bradley I. Meier
                                           President and Chief Executive Officer